                                                                   EXHIBIT 10.11



REDMOND EAST BUSINESS CAMPUS

                                      LEASE

        THIS LEASE, dated as of the 20th day of May, 1991, is between MICHAEL R. MASTRO, a married man as to his separate estate, and REDMOND EAST ASSOCIATES, a Washington general partnership (together "Lessor") and DIGITAL SYSTEMS INTERNATIONAL, INC., a Washington corporation, ("Lessee").

                                 R E C I T A L S

        Lessor holds an enforceable right to purchase certain real property legally described on Exhibit A attached. Lessor intends to construct an office building known as Building 17 ("Building") on a portion of said real property with approximately 165,125 square feet of land area. The location of the Building and the general configuration of such portion of the real property (such portion being referred to herein as the "Property") shall be as indicated on the site plan attached as Exhibit B. The Building shall contain approximately 83,000 square feet. Lessee wishes to lease the Property and the Building (herein "Premises") from Lessor on the terms and conditions set out below.

                                A G R E E M E N T

        1. Premises. Lessor hereby leases the Premises to Lessee, upon the terms and conditions herein set forth. Upon commencement of the Lease Term, the parties shall sign a statement confirming the total square footage of the Premises as shown on the architect's plan.

        2. Common Areas. Lessee shall have nonexclusive use of all areas of the Property designated by Lessor as common areas for the use generally of tenants of the Property.

        3. Use of Premises. The Premises shall be used for corporate headquarters, general office uses, manufacturing, assembly, and production of computer equipment and products developed by Lessee, and uses incidental thereto and for no other purpose without the prior consent of Lessor. Lessee shall not allow undue noise or vibration. Lessee shall not allow use of the Premises in a manner which would increase Lessor's insurance premiums, in a manner which would interfere with any other tenant in the Property, or for any illegal purpose. Lessee shall comply with all governmental rules, orders , regulations, or requirements relating to the use and occupancy of the Premises. Lessee shall not use, store or dispose of any hazardous or toxic waste or materials on the Premises or the Property at any time except in accordance with all applicable laws, rules, regulations, and ordinances.

        4. Term. This Lease shall be for a term of seven (7) years, commencing on the Commencement Date as set out in Section 40 below. In the event that the lease term commences on a day other than the first day of a calendar month, then the lease term as specified in the preceding sentence shall be deemed to have commenced as of the first day of the next calendar month, and the Tenant shall be deemed to have been given early occupancy as of the date specified in the preceding sentence, with all terms of the Lease, including rent, and other amounts due to Lessor, which shall be prorated on an actual per diem basis, applicable to the period of early occupancy.

        5. Rental. Lessee agrees to pay Lessor, at Lessor's address set forth in
Section 27 hereof or at such other place as Lessor may designate in writing, monthly rent ("Basic Rental") in accordance with Section 41 below.

        Upon execution of this Lease, Lessee shall pay to Lessor the sum of $53,400 to be applied against payment of the Basic Rental due for the first month of the Lease term. The obligation of Lessee to pay Basic Rental and Additional Rental is absolute and unconditional, and shall not at any time be subject to offset, discount, or reduction of any kind whatsoever.

        6. Additional Rental. This is a "triple-net" lease. In addition to the Basic Rental provided in Section 5 above and subject to the provisions of
Section 42 of this Lease, Lessee agrees to pay Lessor "Additional Rental" during each Lease Year equal to the "Operating Expenses" of the Premises.

        The term "Operating Expenses" means all costs of ownership, management, operation, and maintenance of the Premises, including, without limitation, the following: wages and salaries of employees; janitorial, cleaning, landscaping, guard and other services; gas, electricity, water, sewer, waste disposal, and other utilities; heating, ventilation and air-conditioning; window-washing; materials and supplies; painting, repairs, and other maintenance; parking lot resurfacing and restriping; maintenance, repair and service agreements of any kind, including without limitation those for the HVAC system, alarm systems, elevator equipment, and other equipment; reserves for any common area improvements; costs of independent contractors; management fees; insurance; depreciation on personal property; and any other expense or charge which in accordance with generally accepted accounting and management principles would be considered a cost of ownership, management, operation, and maintenance of the Premises, subject, however, to the limitations in paragraph 42 hereof. The determination of Operating Expenses shall be made by Lessor.

        Prior to commencement of each Lease Year, or as soon thereafter as practicable, Lessor shall give Lessee notice of its estimate of amounts payable under this section for the ensuing Lease Year. On the first day of each month during the ensuing Lease Year, Lessee shall pay to Lessor 1/12th of such estimated amounts, provided, that if such notice is not given prior to the commencement of such ensuing Lease Year, Lessee shall continue to pay on the basis of the prior Lease Year's estimate until the month after such notice is given. If at any time or times it appears to Lessor that the amounts payable under this section for the current Lease Year will vary from its estimate, Lessor may, by thirty (30) days prior written notice to Lessee, revise its estimate for such Lease Year, and subsequent payments by Lessee for such Lease Year shall be based upon such revised estimate.

        "Lease Year" shall mean calendar year. If this Lease commences or terminates on a day other than the first or last day of a calendar year, the amount of additional rental payable by Lessee applicable to the Lease Year in which such commencement or termination occurs shall be prorated on the basis of a 365-day year.

        7. [intentionally deleted]

        8. [intentionally deleted]

        9. Quiet Enjoyment. Lessor covenants and agrees that so long as Lessee remains in full compliance with all of Lessee's obligations under this Lease, Lessee shall lawfully and quietly hold, occupy, and enjoy the Premises during the term of this Lease, subject to the other terms and provisions of this Lease and subject to all mortgages, underlying leases, and other underlying matters of record to which this Lease is or may become subject and subordinate.

        10. Construction; Acceptance of Premises.

            [replaced by Section 43]

        11. Utilities and Other Services by Lessor. Lessor agrees that there will be available at the Premises the following utilities and services:

        (a) Electricity.

        (b) Water for drinking, restroom and office cleaning purposes.

        (c) Heating, air conditioning, and ventilation required for Lessee's normal business operations.

        (d) Gas.

        All such utilities and services shall be paid for by Lessee by separate metering. Lessor does not warrant the adequacy of such utilities for Lessee's needs or that any of the foregoing utilities and services will be free from interruption. Interruption of utilities or services shall not be deemed an eviction or excuse performance of any of Lessee's obligations under this Lease or render Lessor liable for damages unless caused by the gross negligence or willful misconduct of Lessor, its agents, employees, invitees, licensees, or contractors. Lessee agrees to pay for all utility service provided to the Premises when due. Lessee shall, at Lessee's expense, provide all other utilities and other services to the Premises required by Lessee, and shall pay for the same when due.

        12. Maintenance by Lessor. Lessor shall maintain in good condition (normal wear and tear excepted) the structural and exterior components of the Building including, without limitation, the foundations, bearing and exterior walls, subflooring, roof, unexposed electrical, plumbing and sewage systems, heating, ventilating, and air conditioning systems. Lessor shall maintain in good condition and repair the plumbing and the electrical system. However, Lessor shall not be obligated to repair or replace any fixtures or equipment installed by Lessee and Lessor shall not be obligated to make any repair or replacement occasioned by any act or omission of Lessee, its employees, agents, invitees, or licensees. Lessor shall maintain the Building in first class condition.

        Upon written notice given by Lessee of the need for repairs for which Lessor is responsible hereunder, Lessor shall promptly repair the Premises in a good, workmanlike manner. Lessor shall have thirty (30) days after notice from Lessee to commence to perform its obligations under this paragraph, except that Lessor shall perform its obligations as promptly as reasonably possible if the nature of the problem presents a hazard or emergency. If Lessor fails to perform its obligations within the time limits herein provided, Lessee may perform the obligations and Lessee shall have the right to be reimbursed by Lessor for the sum Lessee actually expends in the performance thereof.

        13. Alterations, Repairs, and Maintenance by Lessee. After the Commencement Date, Lessee shall make no changes, improvements, or alterations to the Premises costing more than $25,000 without the prior consent of Lessor which shall not be unreasonably withheld, conditioned, or delayed for nonstructural alterations or for structural alterations which do not impair the structural integrity of the Building. Such consent shall be deemed to have been given if not denied in writing within ten (10) business days of Lessee's request therefor which request shall be in writing and shall describe the proposed alterations in reasonable detail. All such changes, improvements, and alterations and repairs, if any, made by Lessee (other than to Lessee's trade fixtures) shall remain on the Premises and shall become the property of Lessor upon the expiration or sooner termination of this Lease.

        Lessee shall keep the Premises in a neat, clean, and sanitary condition, and shall keep the Premises and all items therein installed by Lessee in good condition, except only for reasonable wear and tear. Lessee shall provide, at its sole expense, janitorial services for the Premises. All maintenance of the Premises shall be conducted by Lessee, except as provided in Section 12.

        14. Taxes. Subject to Sections 6 and 42, Lessor shall pay, before the same become delinquent, all taxes and special assessments levied against the Property. Lessee shall pay, before the same become delinquent, all taxes assessed against Lessee's furniture, fixtures, equipment, and other property in the Premises.

        Lessee shall pay to Lessor as additional rental, within 10 days after notice of the amount thereof, any tax upon rent payable under this Lease or any tax or fee in any form payable by Lessor because of or measured by receipts or income of Lessor derived from this Lease. The preceding sentence shall not apply to general income tax or business and occupation tax of Lessor, except to the extent a rental receipt tax is imposed as a business and occupation tax.

        15. Signs. Lessee will not cause or permit the display of any sign, notice, or advertising matter in or about the Premises or the Property without Lessor's prior written consent which will not be unreasonably withheld, delayed, or conditioned.

        16. Lessor's Access to Premises. Lessor may inspect the Premises at all reasonable times after reasonable prior notice to Lessee (except in the case of emergency) and enter the same for the purpose of cleaning, repairing, altering, improving, or during the last three (3) months of the Lease term, exhibiting the same, but nothing herein shall be construed as imposing any obligation on Lessor to perform any such work except as is set forth in Section 12 hereof. Lessor shall repair any damage to the Premises or Lessee's property therein or thereon which is caused by such entry. Lessor shall conduct its activities on the Premises in a manner which causes the least inconvenience reasonably possible to Lessee.

        17. Liability Insurance. Commencing on the Commencement Date, Lessee shall, at Lessee's sole expense, maintain public liability and property damage insurance insuring against any and all claims for injury to or death of persons and loss of or damage to property occurring upon, in, or outside of the Premises. Such insurance shall have liability limits of not less than $1,000,000 in respect of injury or death to any one person, not less than $1,000,000 in respect of any and one occurrence or accident, and not less than $500,000 for property damage with a maximum deductible amount of $2,500. All such insurance shall name Lessor and Lessee as co-insureds, with severability of interests endorsement. All such insurance shall be issued by carriers acceptable to Lessor and shall contain provision whereby the carrier agrees not to cancel or modify the insurance without thirty (30) days' prior written notice to Lessor.

        On or before taking possession of the Premises pursuant to this Lease, Lessee shall furnish Lessor with a certificate evidencing the aforesaid insurance coverage, and renewal certificates shall be furnished to Lessor at least 30 days prior to the expiration date of each policy for which a certificate was theretofore furnished.

        18. Lessee's Fire Insurance. Lessee shall, at Lessee's sole expense, maintain on all of Lessee's personal property and leasehold improvements and alterations on the Premises, a policy of standard fire insurance, with extended coverage, in the amount of their replacement value. Such insurance shall name Lessor and Lessee as co-insureds. All proceeds of any such insurance shall be applied to the restoration of fixtures, improvements, and alterations to the extent provided in Sections 21 and 45. Any proceeds of such insurance remaining after such restoration shall belong to Lessee.

        19. Lessor's Fire Insurance. Subject to Section 6, Lessor shall maintain on the Building a policy of standard fire insurance with extended coverage in an amount of its replacement value. All proceeds of any such insurance shall be payable to Lessor and shall be applied to the restoration of the Building to the extent provided in Sections 21 and 45. Any proceeds of such insurance remaining after such restoration shall belong to Lessor.

        20. Assignment and Subletting. Subject to Section 60, neither this Lease nor any right hereunder may be assigned, transferred, encumbered, or sublet in whole or in part by Lessee, by operation of law or otherwise, without Lessor's prior consent, which shall not be unreasonably withheld, delayed, or conditioned. No assignment or sublease shall relieve Lessee of its liabilities hereunder and no consent to any assignment or sublease shall be deemed a consent to any further assignment or sublease. Except as provided in Section 60, if Lessee is a corporation, any merger, consolidation, liquidation, or any change in ownership of or the power to vote the majority of its outstanding voting stock, shall constitute an assignment, whether the result of a single transaction or a series of transactions. Lessor may assign its interest in this Lease.

        21. Damage or Destruction. Subject to Section 45, if the Premises are damaged or destroyed by fire or any other cause, Lessor shall restore the Premises (except for tenant improvements, trade fixtures, and personal property which shall be restored by Lessee at Lessee's sole expense) as nearly as practicable to their condition immediately prior to such damage or destruction. The obligations to restore provided in this paragraph shall be subject to Lessor's termination rights provided below and shall be subject to any institutional lender which holds a mortgage or deed of trust against the Property and Building making insurance proceeds available for restoration provided that Lessor shall have used its reasonable best efforts to obtain the agreement of such lender to make the proceeds available for restoration. Any restoration shall be promptly commenced and diligently prosecuted. Lessor shall not be liable for any consequential damages by reason of any such damage or destruction.

        Notwithstanding any of the foregoing provisions of this section, in the event the Premises shall be destroyed or damaged to the extent of thirty percent (30%) of their insurable value and Lessor deems that it is not economically feasible to restore the same, then Lessor may terminate this Lease as of the date of the damage or destruction by giving Lessee written notice to that effect within thirty (30) days after the date of such damage or destruction.

        If Lessor undertakes to restore the Premises as provided above in this section, then commencing with the date of the damage or destruction and continuing through the period of restoration, the rent for the Premises shall be abated for such period in the same proportion as the untenantable portion of the Premises bears to the whole thereof.

        22. Liens. Lessee shall not suffer or permit any lien to be filed against the Property or any part thereof or the Lessee's leasehold interest, by reason of work, labor, services, or materials performed or supplied to Lessee or anyone holding the Premises or any part thereof under Lessee. Subject to Section 46, if any such lien is filed against the Property or Lessee's leasehold interest, Lessee shall cause the same to be discharged of record within 30 days after the date of filing the same.

        23. Indemnity by Lessee. Lessee agrees that Lessor shall not be liable for any claims for death of or injury to persons or damages to or destruction of property sustained by Lessee or by any other person in or outside of the Premises, including without limiting the generality of the foregoing, any claims caused by or arising from the condition or maintenance of any part of the Premises, unless such damage is caused by the negligence or intentional misconduct of Lessor or the breach of this Lease by Lessor. Lessee hereby waives all claims therefor and agrees to indemnify Lessor against any such loss, damage, or liability or any expense (including attorneys' fees) incurred by Lessor in connection therewith.

        24. Default; Remedies; Late Charges. The occurrence of any one or more of the following events shall be a default under this Lease, namely: If Lessee shall fail to pay rent or any other charge within five (5) business days after written notice from Lessor, or if Lessee shall fail to perform any other obligations under this Lease within thirty (30) days after written notice from Lessor (or if such performance cannot reasonably be completed within thirty (30) days, within a reasonable period of time provided Lessee is diligently pursuing performance to completion); or if Lessee shall make an assignment for the benefit of creditors or shall file a voluntary petition under any bankruptcy act or under any other law for the relief of debtors' or if an involuntary petition is filed against Lessee under any such law and is not dismissed within sixty
(60) days after filing; or if a receiver be appointed for the property of Lessee and is not discharged or removed within sixty (60) days; or if any department of any government or any officer thereof shall take possession of the business or property of Lessee; or if the Lessee is adjudicated a bankrupt. Upon any such occurrence Lessor, at its option, may terminate this Lease by notice to Lessee and upon such termination Lessee shall quit and surrender the Premises to Lessor, but Lessee shall remain liable as hereinafter provided.

        If this Lease shall be terminated as herein provided, Lessor may immediately or at any time thereafter re-enter the Premises and remove any and all persons and property therefrom, by any suitable proceeding at law or otherwise, without liability therefor, and re-enter the Premises, without such re-entry diminishing Lessee's obligation to pay rental for the full term hereof, and Lessee agrees to pay Lessor any deficiency arising from re-entry and reletting of the Premises at a lesser rental than provided herein. Lessor shall apply the proceeds of any reletting in the following order:

               (a) First, to the payment of such reasonable expenses as Lessor may have incurred in recovering possession of the Premises, including without limitation, removing persons and property therefrom, and in putting the same into good order or condition;

               (b) Second, to all reasonable expenses incurred by Lessor for reletting the Premises, including without limitation, preparing and/or altering the same for reletting; and

               (c) Then to Lessee's obligation to pay rental. Any such reletting may be for the remainder of the term of this Lease or for a longer or shorter period. In any such case, and whether or not the Premises or any part thereof be relet, Lessee shall pay to Lessor the rent and all other charges required to be paid by Lessee up to the time of such termination of this Lease, and thereafter, Lessee agrees to pay the equivalent of the amount of all rent reserved herein and all other charges required to be paid by Lessee, less the net proceeds of reletting, if any, and the same shall be due and payable by Lessee monthly as the amount thereof is ascertained by Lessor, and Lessor may bring an action therefor as such monthly deficiencies arise. In any of the circumstances hereinabove mentioned, Lessor shall have the option, instead of holding Lessee liable for the amount of all rent and all other charges required to be paid by lessee less the net proceeds of reletting, if any, forthwith to recover from Lessee an aggregate sum representing, at the time of such termination of this Lease, the then present worth of the excess, if any, of the aggregate of the rent and all other charges payable by Lessee hereunder that would have accrued until the end of the Lease term over the aggregate rental value of the Premises during such term.

        In the event Lessee fails to pay any Basic Rental, Additional Rental, or other payment or reimbursement due to Lessor within ten (10) days of the date when due, the amount so delinquent shall bear interest at the rate of fifteen percent (15%) per annum from the due date until paid. In addition, Lessee shall pay to Lessor a late charge equal to five percent (5%) of the amount so delinquent, which late charge shall be liquidated damages (and not a penalty) to compensate Lessor for the costs of handling such delinquency, the parties agreeing that actual damages would be inconvenient, uncertain, and difficult to ascertain. Such interest and late charges shall be deemed Additional Rental and shall be due upon demand.

        25. Trade Fixtures. Lessee may install on the Premises such equipment as is customarily used in the type of business conducted by Lessee on the Premises. Upon the expiration or sooner termination of this Lease, Lessee shall, at Lessee's expense, remove from the Premises all such equipment and all other property of Lessee and repair any damage to the Premises occasioned by the removal thereof. Any property left in the Premises after the expiration or sooner termination of this Lease shall be deemed to have been abandoned by Lessee and become the property of Lessor to dispose of as Lessor deems expedient without accounting to Lessee therefor.

        26. Condemnation. If all of the Building or Property are taken by any public authority under the power of eminent domain, this Lease shall terminate as of the date possession is taken by said public authority pursuant to such condemnation.

        If any part of the Building or Property is so taken and, in the opinion of either Lessor or Lessee, it is not economically feasible to continue this Lease in effect, either party may terminate this Lease. Such termination by either party shall be made by written notice to the other given not later than 30 days after possession is so taken, the termination to be effective as of the later of 30 days after said notice or the date possession is so taken.

        If part of the Premises or part of the Property is so taken, and neither Lessor nor Lessee elects to terminate this Lease, or until termination is effective, as the case may be, the rental shall be abated in the same proportion as the portion of the Premises so taken bears to the whole of the Premises, and Lessor shall make such repairs or alterations, if any, as are required to render the remainder of the Premises tenantable.

        All damages awarded for the taking or damaging of all or any part of the Property or the Premises shall belong to and be the property of Lessor, and Lessee hereby assigns to Lessor any and all claims to such award, but nothing herein contained shall be construed as precluding Lessee from asserting any claim Lessee may have against such public authority for disruption or relocation of Lessee's business on the Premises or for damages to Lessee's property in the Premises.

        27. Notices. All notices, demands, and requests to be given by either party to the other shall be in writing. All notices, demands, and requests by Lessor to Lessee shall be personally delivered or sent by United States registered or certified mail, postage prepaid, (or by private overnight courier) addressed to Lessee at the Premises after the Commencement Date and at Redmond Science Park, 7659 - 178th Place N.E., Redmond, Washington 98052, Attn: Vice President - Finance and Administration, prior to the Commencement Date or to such other place as Lessee may from time to time designate by written notice to Lessor. All notices, demands, and requests by Lessee to the Lessor shall be personally delivered or sent by United States registered or certified mail, postage prepaid, (or by private overnight courier) addressed to Lessor at: 10800 N.E. Eighth Street, Suite 1080, Bellevue, Washington 98004, or such other place as Lessor may from time to time designate by notice to Lessee. Notices, demands, and requests served upon Lessor or Lessee as provided in this section in the manner aforesaid shall be deemed sufficiently served or given for all purposes hereunder upon personal delivery or one (1) business day after such notice, demand, or request shall be so deposited with private courier or three (3) business days after mailed.

        28. Performance of Covenants. If Lessee shall fail to make any payment or perform any of Lessee's obligations under this Lease, Lessor may, without notice to or demand upon Lessee and without waiving or releasing Lessee from any obligations of Lessee under this Lease, make any such payment or perform any such obligation on Lessee's behalf in such manner and to such extent as Lessor deems desirable. All sums so paid by Lessor and all necessary costs and expenses in connection with the performance of any such obligation by Lessor, together with interest thereon at the rate of fifteen (15%) per annum from the date of the making of such expenditure by Lessor, shall be deemed Additional Rental hereunder and shall be payable to Lessor on demand.

        29. For Rent Signs; Showing Premises. During the last six (6) months of the Lease term or any Renewal Term, Lessor may place for rent or for sale signs on the exterior of the Premises and may enter the Premises for the purpose of showing the Premises or the Property to prospective tenants, purchasers, and lenders.

        30. Waiver of Subrogation. Lessor and Lessee shall each procure, if obtainable without payment of an additional premium, an appropriate clause in, or an endorsement on, any policy of fire or extended coverage insurance covering the Premises and the Property, and the personal property, fixtures, and equipment located in or on the Premises, pursuant to which the insurance companies waive subrogation or consent to a waiver of right of recovery, and, conditioned upon a party having obtained such clauses or endorsements or waiver of subrogation or consent to a waiver or right of recovery, such party hereby agrees that it shall not make any claim against or seek to recover from the other for any loss or damage to its property, or the property of the other, resulting from fire or other hazards covered by such insurance, notwithstanding other provisions of this Lease; provided, however, that the release, discharge, exoneration, and covenant not to sue herein contained shall be limited by the terms and provisions of the waiver of subrogation clauses or endorsement consenting to a waiver of right of recovery, and shall be coextensive therewith. If either Lessor or Lessee is unable to obtain such clause or endorsement, such party shall promptly give the other party notice of such inability and the other party shall be relieved of its obligations under this Section. If either Lessor or Lessee is able to obtain such clause or endorsement only upon payment of an additional premium, such party shall promptly give the other party notice to that effect, in which event the other party shall have the right to pay such additional premium, and upon such payment, the party whose insurer requires such payment shall promptly procure such clause or endorsement.

        31. Subordination of Lessee's Interest. [See Section 49.]

        32. Surrender of Premises. Lessee, at the expiration or sooner termination of this Lease, shall quit and surrender the Premises in broom clean and sanitary condition, except for reasonable wear and tear and damage by the elements.

        33. Rules and Regulations. Provided Lessor has given Lessee written notice thereof, Lessee shall use the Premises and the common areas in the Property in accordance with such reasonable rules and regulations not inconsistent with this Lease as may from time to time be made by Lessor for the general safety, comfort, and convenience of Lessor and tenants of the Property, and shall cause Lessee's employees, agents, invitees, and licensees to abide by such rules and regulations.

        34. Holdover. If Lessee holds over after the expiration of the term of this Lease, such tenancy shall be a month-to-month tenancy. During such tenancy Lessee agrees to pay Lessor one hundred fifty percent (150%) the rate of rental as provided herein, and to be bound by all of the terms, covenants, and conditions herein specified.

        35. Memorandum of Lease. If either party so requests, Lessee and Lessor agree to execute and place of record an instrument, in recordable form, and in the form attached as Exhibit D, evidencing the commencement date and expiration date of this Lease and Lessee's options under Sections 50 and 56.

        36. Force Majeure. Except as expressly provided in this Lease, Lessee and Lessor shall have no liability whatsoever on account of the following acts of "force majeure," which shall include (a) the inability to fulfill, or delay in fulfilling, any of their obligations under this Lease by reason of strike, lockout, other labor trouble, dispute or disturbance; (b) governmental regulation, moratorium, action, preemption or priorities or other controls; (c) shortages of fuel, supplies or labor; (d) any failure or defect in the supply, quantity or character of electricity or water furnished to the Premises by reason of any requirement, act or omission of the public utility or others furnishing the Premises with electricity or water; and (e) for any other reason, other than financial inability whether similar or dissimilar to the above, or for Act of God, beyond Lessee's or Lessor's reasonable control. If this Lease specifies a time period for performance of an obligation of Lessor, that time period shall be extended by the period of any delay in Lessor's or Lessee's performance caused by any of the events of force majeure described herein.

        37. Light, Air, and View. Lessor does not guarantee the continued present status of light, air, or view over any premises adjoining or in the vicinity of the Property.

        38. Lessor's Liability. Anything in this Lease to the contrary notwithstanding, covenants, undertakings and agreements herein made on the part of Lessor are made and intended not as personal covenants, undertakings and agreements for the purpose of binding Lessor personally or the assets of Lessor except Lessor's interest in the Premises and the proceeds thereof, but are made and intended for the purpose of binding only the Lessor's interest in the Premises and the proceeds thereof, as the same may from time to time be encumbered. While Lessee may bring a legal action against Lessor, judgments may be enforced only against Lessor's interest in the Premises and the proceeds thereof. No personal liability or personal responsibility is assumed by, nor shall at any time be asserted or enforceable against, Lessor or its partners or agents or their respective heirs, legal representatives, successors, and assigns on account of this Lease or on account of any covenant, undertaking or agreement of Lessor in this Lease contained.

        39.    Miscellaneous.

               (a) Nonwaiver. No failure of Lessor to insist upon the strict performance of any provision of this Lease shall be construed as depriving Lessor of the right to insist on strict performance of such provision or any other provision in the future. No waiver by Lessor of any provision of this Lease shall be deemed to have been made unless expressed in writing and signed by Lessor. No acceptance of rent or of any other payment by Lessor from Lessee after any default by Lessee shall constitute a waiver of any such default or any other default. Consent by Lessor in any one instance shall not dispense with necessity of consent by Lessor in any other instance.

               (b) Attorneys' Fees. If an action be commenced to enforce any of the provisions of this Lease, the prevailing party shall, in addition to its other remedies, be entitled to recover its reasonable attorneys' fees.

               (c) Captions and Construction. The captions in this Lease are for the convenience of the reader and are not to be considered in the interpretation of its terms.

               (d) Partial Invalidity. If any term or provision of this Lease or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced as written to the fullest extent permitted by law.

               (e) Governing Law. This Lease shall be governed by the laws of the State of Washington.

               (f) Estoppel Certificates. Lessee shall, from time to time, upon written request of Lessor, execute, acknowledge and deliver to Lessor or its designee a written statement stating: The date this Lease was executed and the date it expires; the date the term commenced and the date Lessee accepted the Premises; the amount of Basic Rental and Additional Rental and the date to which such Basic and Additional Rental has been paid; and certifying, if true and correct: That this Lease is in full force and effect and has not been assigned, modified, supplemented or amended in any way (or specifying the date and terms of agreement so affecting this Lease); that this Lease represents the entire agreement between the parties as to this leasing; that as of such date all conditions under this Lease to be performed by the Lessor have been satisfied; that all required contributions by Lessor to Lessee on account of Lessor's improvements as of such date have been received; that to the best of Lessee's knowledge there are no existing claims, defenses or offsets which the Lessee has against the enforcement of this Lease by the Lessor; that no Rental has been paid more than one month in advance; and the amount of any security has been deposited with Lessor. It is intended that any such statement delivered pursuant to this section may be relied upon by a prospective purchaser or assignee of Lessor's interest or by any lender. If Lessee shall fail to respond within ten
(10) business days of receipt by Lessee of a written request by Lessor as herein provided, Lessee shall be deemed to have given such certificate as above provided without modification and shall be deemed to have admitted that this Lease is in full force and effect, that there are no uncured defaults in Lessor's performance, that the security deposit is as stated in this Lease, and that not more than one month's Rental has been paid in advance.

               (g) Transfer of Lessor's Interest. In the event of any transfer or transfers of Lessor's interest in the Premises, other than a transfer for security purposes only, the transferor shall be automatically relieved of any and all obligations and liabilities on the part of Lessor accruing from and after the date of such transfer and Lessee agrees to attorn to the transferee upon the receipt of written notice of such transfer from Lessor, which shall specify the transferee's name and address for notices and the payment of rent hereunder. Any such transfer shall be made expressly subject to this Lease, and the transferee must assume Lessor's obligations hereunder.

               (h) Entire Agreement. This document contains the entire and integrated agreement of the parties, supersedes and replaces any and all other agreements, leases, or understandings between the parties in any way related to the Premises, and may not be modified except in writing signed and acknowledged by both parties.

               (i) Interpretation. This Lease has been submitted to the scrutiny of all parties hereto and their counsel if desired, and shall be given a fair and reasonable interpretation in accordance with the words hereof, without consideration or weight being given to its having been drafted by any party hereto or its counsel.

               (j) Remedies Cumulative. The specified remedies to which Lessor may resort under the terms of this Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which Lessor may lawfully be entitled in case of any breach or threatened breach by Lessee of any provision of this Lease. In addition to the other remedies in this Lease provided, Lessor shall be entitled to the restraint by injunction of the violation, or attempted or threatened violation, of any of the covenants, conditions, provisions of this lease.

               (k) Number; Gender; Permissive Versus Mandatory Usage. Where the context permits, references to the singular shall include the plural and vice versa, and to the neuter gender shall include the feminine and masculine. Use of the word "may" shall denote an option or privilege and shall impose no obligation upon the party which may exercise such option or privilege; use of the word "shall" shall denote a duty or an obligation.

               (1) Lessee's Liability. Each Lessee, and all general partners of any partnership which is a Lessee, shall be jointly and severally liable under this Lease.

               (m) Time. Time is of the essence to this Lease.

               (n) Binding Effect. Subject to the provisions of Sections 20 and 60 hereof, this Agreement shall be binding upon the parties hereto and upon their respective executors, administrators, legal representatives, successors, and assigns.

        SEE RIDER ATTACHED AND MADE A PART HEREOF.

        EXECUTED as of the date first above written.

                                        LESSOR:



                                        /s/ Michael R. Mastro
                                        ----------------------------------------
                                        MICHAEL R. MASTRO, a married man as to
                                        his separate estate

                                        REDMOND EAST ASSOCIATES


                                        By   /s/ Stavros Anastasiou
                                          --------------------------------------
                                             Stavros Anastasiou



                                        By   /s/ Perry Vyzis
                                          --------------------------------------
                                             Perry Vyzis



                                        By   /s/ Michael R. Mastro
                                          --------------------------------------
                                             Michael R. Mastro

                                        LESSEE:

                                        DIGITAL SYSTEMS INTERNATIONAL, INC.



                                        By   /s/ Michael Osborn
                                             -----------------------------------
                                             Name: MICHAEL OSBORN
                                            ------------------------------------
                                             Title: VP, Finance
                                            ------------------------------------

STATE OF WASHINGTON   )
                      ) ss.
COUNTY OF KING        )

        On this day personally appeared before me MICHAEL R. MASTRO, to me known to be the individual described in and who executed the within and foregoing instrument as Lessor, and acknowledged that he signed the same as his free and voluntary act and deed, for the uses and purposes therein mentioned.

        Given under my hand and official seal this 16th day of May, 1991.

          [Notarial Seal]                /s/ Donna J. Reid
                                         Donna J. Reid
                                         ---------------------------------------
                                         NOTARY PUBLIC in and for the
                                         State of Washington, residing at Auburn
                                                                          ------
                                         My commission expires 2/17/94
                                                               -----------------

STATE OF WASHINGTON   )
                      ) ss.
COUNTY OF KING        )

        On this 20th day of May, 1991, before me, the undersigned, a Notary Public in and for the Sate of Washington, duly commissioned and sworn, personally appeared Stavros Anastasiou, to me known to be a general partner of REDMOND EAST ASSOCIATES, a Washington general partnership and, on behalf of such general partnership, acknowledged to me that he signed and sealed the foregoing instrument as the free and voluntary act and deed of said general partnership, for the uses and purposes therein mentioned.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year first above written.

          [Notarial Seal]                /s/ M. Neagle
                                         M. Neagle
                                         ---------------------------------------
                                         NOTARY PUBLIC in and for the State of
                                         Washington, residing at Bellevue
                                                                 ---------------
                                         My commission expires 12/27/94
                                                               -----------------

STATE OF WASHINGTON   )
                      ) ss.
COUNTY OF KING        )

        On this 20th day of May, 1991, before me, the undersigned, a Notary Public in and for the Sate of Washington, duly commissioned and sworn, personally appeared Perry Vyzis, to me known to be a general partner of REDMOND EAST ASSOCIATES, a Washington general partnership and, on behalf of such general partnership, acknowledged to me that he signed and sealed the foregoing instrument as the free and voluntary act and deed of said general partnership, for the uses and purposes therein mentioned.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year first above written.

          [Notarial Seal]                /s/ M. Neagle
                                         M. Neagle
                                         ---------------------------------------
                                         NOTARY PUBLIC in and for the State of
                                         Washington, residing at Bellevue
                                                                 ---------------
                                         My commission expires 12/27/94
                                                               -----------------

STATE OF WASHINGTON   )
                      ) ss.
COUNTY OF KING        )

        On this 16th day of May, 1991, before me, the undersigned, a Notary Public in and for the Sate of Washington, duly commissioned and sworn, personally appeared Michael R. Mastro, to me known to be a general partner of REDMOND EAST ASSOCIATES, a Washington general partnership and, on behalf of such general partnership, acknowledged to me that he signed and sealed the foregoing instrument as the free and voluntary act and deed of said general partnership, for the uses and purposes therein mentioned.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year first above written.

          [Notarial Seal]                /s/ Donna J. Reid
                                         Donna J. Reid
                                         ---------------------------------------
                                         NOTARY PUBLIC in and for the
                                         State of Washington, residing at Auburn
                                                                          ------
                                         My commission expires 2/17/94
                                                               -----------------

STATE OF WASHINGTON   )
                      ) ss.
COUNTY OF KING        )

        On this day personally appeared before me MICHAEL T. OSBORNE, to me known to be the VP, Finance of DIGITAL SYSTEMS INTERNATIONAL, the corporation that executed the foregoing instrument as Lessee, and acknowledged the same instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute the said instrument, and that the seal affixed (if any) is the corporate seal of said corporation.

        WITNESS MY HAND AND OFFICIAL SEAL HERETO AFFIXED this 13th day of May, 1991.

                                         /s/ Steve [SIC]
                                         ---------------------------------------
                                         NOTARY PUBLIC in and for the State
                                         of Washington, residing at Redmond
                                                                    ------------
                                         My commission expires 5/5/95
                                                               -----------------

                                   EXHIBIT A


                                Legal Description

        The land referred to is situated in the county of King, State of Washington, and described as follows:

               That portion of the southeast quarter of the southwest quarter of
               Section 7, Township 25 North, Range 6 East, W.M., described as follows:

               Commencing at the south quarter of Section 7, Township 25 North, Range 6 East, W.M., in King County, Washington;

               thence north 581.58 feet along the east line of the southwest quarter to the northeast corner of tract conveyed to Florence M. Harris by deed of record under Recording Number 2648544 of said county;

               thence south 89 degrees12'47" west along the north line of said Harris Tract 550 feet for the TRUE POINT OF BEGINNING of this description;

               thence south 89 degrees12'47" west along the north line of said Harris Tract 568.52 feet, more or less, to the east line of James Campbell County Road Number 2712, as the same was conveyed to King County by deed recorded under Recording Number 2646727;

               thence northerly and easterly along the easterly and southerly line of the said James Campbell Road to an intersection with the west line of the east half of the southeast quarter of the southwest quarter of said Section 7;

               thence southerly along said line 200 feet, more or less, to the southwest corner of a tract of land conveyed to Redmond Sportman Assoc., Inc. by deed recorded under Recording Number 2647686;

               thence north 88 degrees54'06" east along the south line of said Redmond Sportman Assoc., Inc. Tract 100 feet, more or less, to a point from which the TRUE POINT OF BEGINNING bears south 01'34'27" east; thence south 01 degrees34'27" east 544.335 feet, more or less, to the TRUE POINT OF BEGINNING

                                   EXHIBIT B


                          Map of Property and Building





                                [Graphic omitted]

                                   EXHIBIT C


                       General Specifications for Building

        1. 5" structural reinforced first floor slab.

        2. Roof structure of steel columns, steel beams and metal decking.

        3. Exterior walls of reinforced job cast, tilt-up concrete panels with two coats of paint on the exterior surfaces; windows shall be insulated tinted glass with anodized aluminum frames. (Contrary to the Preliminary Plans there will be no exposed aggregate on the Building exterior.)

        4. Insulation of exterior walls and roof, such insulation shall meet the applicable requirements of the Washington Energy Code.

        5. Fire protection to meet City of Redmond requirements on a standard grid with fire sprinkler heads, installed for fire protection of the building shell.

        6. 480/277 volt three phase, 1600 amp electrical service.

        7. Covered parking areas for at least eight (8) spaces with covered walkway to the building entrance.

        8. Roof skylights as required by space plan to be prepared by Lessee. (Provided, however that no more than 400 square feet of skylights will be paid for by Lessor and the increased cost attributable to additional square footage of skylights will be included within the Leasehold Improvements (See Section
43)).

        9. Sewer and water lines stubbed to two restroom areas on the first floor.

                                   EXHIBIT D

                               Short Form of Lease


After recording, return to:
Perkins Coie
1201 Third Avenue, 40th Floor
Seattle, WA 98101-3099
Attention: William L. Green

                                SHORT FORM LEASE

        This Short Form Lease ("Short Form Lease"), dated as of ______________, 1991, is made by and between MICHAEL R. MASTRO, a married man, with respect to his separate property, and REDMOND EAST ASSOCIATES, a Washington general partnership (collectively, "Lessor"), and DIGITAL SYSTEMS INTERNATIONAL, INC., a Washington corporation ("Lessee").

1.      LONG FORM LEASE.

        Lessor and Lessee entered into a lease dated May ____, 1991 ("Long Form Lease") for certain space ("Premises") in the building ("Building 17") that is located on the parcel of real property situated in the City of Redmond, King County, Washington ("Property") that is more particularly described on EXHIBIT A attached hereto and made a part thereof.

2.      INCORPORATION OF LONG FORM LEASE.

        All the terms and conditions of the Long Form Lease are incorporated herein and made a part hereof. The Long Form Lease and this Short Form Lease shall be construed to be one lease, but if there is any conflict between the terms and conditions of the Long Form Lease and the terms and conditions of this Short Form Lease, the terms and conditions of the Long Form Lease shall prevail. (The Long Form Lease and this Short Form Lease are collectively referred to as the "Lease".)

3.      SHORT FORM LEASE.

        Lessor and lessee are entering into this Short Form Lease in order to record the Lease and give notice of the terms and conditions of the Lease.

4.      TERM.

        The initial term of the Lease shall be 7 years, commencing on ________________________ and expiring on _____________________________.

5.      OPTIONS.

        Under the Lease, Lessee has options to (a) extend the term of the Lease for one period of 5 years, (b) lease additional space in the building that may be located on the property more particularly described on EXHIBIT B attached hereto and made a part hereof ("Building 19"), which is located adjacent to the Property.

6.      RIGHT OF FIRST REFUSAL.

        Under the Lease, Lessee has a right of first refusal to lease additional space in Building 19.

7.      ADDITIONAL PROVISIONS.

        Additional and supplementary terms, conditions, covenants and agreements pertaining to Building 17, the Property and Building 19 are set forth in the Long Form Lease, executed copies of which shall be retained by Lessor and Lessee to exhibit to any person having lawful right to knowledge of the details thereof, including without limitation, any purchasers, prospective purchasers, lenders, prospective lenders and title insurance companies in connection with Building 17, the Property and Building 19.

8.      TERMINATION OF SHORT FORM LEASE.

        This Short Form Lease shall terminate, be of no further force or effect and be automatically removed as a matter of record upon the earlier to occur of
(a) the expiration of the term of the Long Form Lease or (b) the termination of the Long Form Lease pursuant to the terms thereof.

                                        LESSOR:



                                        ----------------------------------------
                                        MICHAEL R. MASTRO, a married man, with
                                        respect to his separate property

                                        REDMOND EAST ASSOCIATES,
                                        a Washington general partnership



                                        By
                                          --------------------------------------
                                               Stavros Anastasiou
                                               General Partner



                                        By /s/ Perry D. Vyzis
                                          --------------------------------------
                                               Perry Vyzis
                                               General Partner



                                        By
                                          --------------------------------------
                                               Michael R. Mastro
                                               General Partner



                                        LESSEE:

                                        DIGITAL SYSTEMS INTERNATIONAL, INC., a
                                        Washington corporation



                                        By
                                          --------------------------------------
                                          Its
                                             -----------------------------------

STATE OF WASHINGTON   )
                      ) ss.
COUNTY OF ___________ )

        On this _____________ day of ______________________, 199___, before me, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared Michael R. Mastro, to me known to be the individual who executed the within and foregoing instrument, and acknowledged that he signed the same as his free and voluntary act and deed, for the uses and purposes therein mentioned.

        Given under my hand and official seal hereto affixed the day and year in this certificate first above written.



                                         ---------------------------------------
                                         NOTARY PUBLIC in and for the State of
                                         Washington, residing at               .
                                                                ----------------
                                         My commission expires                 .
                                                              ------------------



STATE OF WASHINGTON   )
                      ) ss.
COUNTY OF KING        )

        On this _______ day of _________________, 19___, before me, the undersigned, a Notary Public in and for the Sate of Washington, duly commissioned and sworn, personally appeared STAVROS ANASTASIOU, to me known to be the person who signed as General Partner of REDMOND EAST ASSOCIATES, the Washington general partnership that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of REDMOND EAST ASSOCIATES for the uses and purposes therein mentioned; and on oath stated that he was authorized to execute the said instrument on behalf of REDMOND EAST ASSOCIATES.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year first above written.



                                         _______________________________________
                                         NOTARY PUBLIC in and for the State of
                                         Washington, residing at ______________.
                                         My commission expires ________________.

STATE OF WASHINGTON   )
                      ) ss.
COUNTY OF KING        )

        On this _______ day of _________________, 19___, before me, the undersigned, a Notary Public in and for the Sate of Washington, duly commissioned and sworn, personally appeared PERRY VYZIS, to me known to be the person who signed as General Partner of REDMOND EAST ASSOCIATES, the Washington general partnership that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of REDMOND EAST ASSOCIATES for the uses and purposes therein mentioned; and on oath stated that he was authorized to execute the said instrument on behalf of REDMOND EAST ASSOCIATES.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year first above written.



                                         _______________________________________
                                         NOTARY PUBLIC in and for the State of
                                         Washington, residing at ______________.
                                         My commission expires ________________.

STATE OF WASHINGTON   )
                      ) ss.
COUNTY OF KING        )

        On this _______ day of _________________, 19___, before me, the undersigned, a Notary Public in and for the Sate of Washington, duly commissioned and sworn, personally appeared MICHAEL R. MASTRO, to me known to be the person who signed as General Partner of REDMOND EAST ASSOCIATES, the Washington general partnership that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of REDMOND EAST ASSOCIATES for the uses and purposes therein mentioned; and on oath stated that he was authorized to execute the said instrument on behalf of REDMOND EAST ASSOCIATES.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year first above written.



                                         _______________________________________
                                         NOTARY PUBLIC in and for the State of
                                         Washington, residing at ______________.
                                         My commission expires ________________.


STATE OF WASHINGTON   )
                      ) ss.
COUNTY OF KING        )

        On this _______ day of _________________, 19___, before me, the undersigned, a Notary Public in and for the Sate of Washington, duly commissioned and sworn, personally appeared __________________________________, to me known to be the person who signed as ________________________ of DIGITAL SYSTEMS INTERNATIONAL, INC., the Washington corporation that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that ________ was duly elected, qualified and acting as said officer of the corporation, that __________ was authorized to execute said instrument and that the seal affixed, if any, is the corporate seal of said corporation.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and the year first above written.



                                         _______________________________________
                                         NOTARY PUBLIC in and for the State of
                                         Washington, residing at ______________.
                                         My commission expires ________________.

                                   EXHIBIT E


  Preliminary Plans Submitted as Design Review Documents to the City of Redmond


                                    (2 pages)




                               [Graphics omitted]

RIDER attached to and forming a part of the lease between MICHAEL R. MASTRO and REDMOND EAST ASSOCIATES as Lessor and DIGITAL SYSTEMS INTERNATIONAL, INC. as Lessee.

--------------------------------------------------------------------------------
                              ADDITIONAL PROVISIONS

40. Term. Supplementing Section 4 hereof, the term of this Lease shall commence upon the date ("Commencement Date") which is the earlier to occur of (a) the later of (i) August 1, 1991, or (ii) the date upon which the Building and the Leasehold Improvements are substantially completed (as defined in Section 43 hereof) or (b) the date Lessee actually occupies the Premises for the conduct of its business, and the term shall expire on the last day of the 84th full month thereafter. When the Commencement Date has been determined, Lessor and Lessee shall, within 5 business days thereafter, execute a written agreement confirming such date as the Commencement Date.

41. Basic Rental. The Basic Rental shall be $0.91 per square foot of the Building per month through the 60th month of the term of this Lease and $0.92 per square foot of the Building per month thereafter.

42. Operating Expenses and Real Property Taxes. This Section supplements Section 6.

        (a) Operating Expenses. Supplementing Section 6 hereof, commencing on the Commencement Date Lessee shall pay to Lessor as "Additional Rental", the Operating Expenses (as defined in Section 6 hereof) of the Premises.

               (1)    Exclusions.

                      (A) Notwithstanding anything in Section 6 to the contrary, Operating Expenses shall exclude or have deducted from them:

                             (i) Leasing commissions;

                             (ii) Managing agents' fees or commissions in excess
of four percent (4%) of the Basic Rental payable under this Lease;

                             (iii) Executive's salaries above the grade of
building manager;

                             (iv) Expenditures for capital improvements except
those which, under generally accepted accounting principles, are expenses or regarded as deferred expenses and except for capital expenditures required by law;

                             (v) Amounts received by Lessor through proceeds of
insurance to the extent the proceeds are compensation for expenses which were previously included in Operating Expenses hereunder;

                             (vi) Cost of repair or replacements incurred by
reason of fire or other casualty or by the exercise of the right of eminent domain;

                             (vii) Consulting fees, marketing fees, advertising
and promotional expenditures;

                             (viii) Legal fees in connection with the
negotiation and preparation of leases of space or legal fees in connection with the sale of all or any portion of the Property, or an interest therein, or the refinancing of Lessor's interest in all or any portion of the Property, or in connection with disputes with tenants, and legal and auditing fees, other than legal and auditing fees reasonably incurred in connection with the maintenance and operation of all or any portion of the Property or in connection with the preparation of the statements required pursuant to Additional Rental or lease escalation provisions contained in leases of space in the Building;

                             (ix) Principal and interest payments on loans
secured by mortgages or deeds of trust on, or assignment of rents from, all or any portion of the Property;

                             (x) Rents payable in connection with any ground or
underlying lease of all or any portion of the Property;

                             (xi) All Operating Expenses for which Lessor has
received reimbursement, except by way of Basic Rental or escalation rents;

                             (xii) Depreciation, except for depreciation on
equipment used in the repair and maintenance of the Property over the useful life of such equipment;

                             (xiii) Costs resulting from the correction of any
latent construction defects in all or any portion of the Property;

                             (xiv) Penalties due to any violation of law by
Lessor or other tenants;

                             (xv) Costs of preparing tenant space for tenant
occupancy;

                             (xvi) Costs of any utilities, services, or capital
improvements relating to all or any portion of the Property which were paid directly by Lessee or any other tenant;

                             (xvii) Costs allocable to properties other than the
Property in which Lessor has an interest;

                             (xviii) Damages incurred by Lessor for any default,
breach, claim, judgment or settlement;

                             (xix) Costs related to public transportation,
transit or van pool unless imposed by governmental authority;

                             (xx) Structural repairs or replacements;

                             (xxi) Costs incurred in performing work or
furnishing services for individual tenants (including Lessee) at such tenant's expense to the extent that such work or service is in excess of any work or service Lessor at its expense is obligated to furnish to Lessee; costs of performing work or furnishing services to tenants other than Lessee at Lessor's expense to the extent that such work or service in excess of any work or service Lessor is obligated to furnish to Lessee at Lessor's expense; and

                             (xxii) Lessor's general administrative overhead.

               (2) Reconciliation of Operating Expenses. Within 90 days following the expiration of each Lease Year, Lessor shall prepare and deliver to Lessee an itemized accounting (together with copies of bills and invoices) of actual Operating Expenses incurred during the prior Lease Year with respect to the Property. If the Additional Rental paid by Lessee under this Section during the preceding Lease Year was less than the actual amount of the Operating Expenses payable by Lessee under this Lease for such Lease Year, Lessor shall so notify Lessee and Lessee shall pay the difference to Lessor within 30 days after receipt of such notice. Such amount shall be deemed to have accrued during the prior Lease Year and shall be due and payable from Lessee even though the term of this Lease shall have expired or this Lease shall have been terminated prior to Lessee's receipt of this notice. If the Additional Rental paid by Lessee under this Section was greater than the actual amount of the Operating Expenses payable by Lessee under this Lease for such Lease Year, then the amount of such overpayment shall be promptly refunded to Lessee.

               (3) Statements Binding. The statements of Operating Expenses to be furnished by Lessor under paragraph (3) as provided above shall be certified as true and correct by Lessor, and shall be prepared in reasonable detail by Lessor. The statements thus furnished to Lessee shall constitute a final determination as between Lessor and Lessee of Operating Expenses for the periods represented thereby, unless Lessee, within 30 days after they are furnished, shall give notice to Lessor that it disputes their accuracy or their appropriateness, which notice shall specify the particular respects in which the statement is inaccurate or inappropriate. Pending the resolution of such dispute, Lessee shall pay to Lessor the uncontested portion of Operating Expenses. Any such dispute shall be resolved by binding arbitration in accordance with Section 54 of this Lease. Within 30 days after the resolution of such dispute, Lessee shall pay to Lessor any deficiency in the amount of Operating Expenses previously paid by it to Lessor. Lessee shall have the right, during business hours and upon 3 business days' prior written notice to Lessor, to examine and/or audit Lessor's books and records with respect to Operating Expenses paid or payable by Lessee, and if such examination reveals that Lessor overstated Operating Expenses by 5% or more, the cost of such examination and/or audit shall be paid by Lessor upon demand.

        (b) Real Property Taxes. Real Property Taxes against the Property and the Building shall be prorated between Lessor and Lessee as of the Commencement Date. On the Commencement Date, Lessee shall pay Lessor Lessee's prorated share of such Real Property Taxes for the half of the fiscal year in which the Commencement Date occurs. Thereafter, Lessee shall pay as Additional Rental all Real Property Taxes against the Property and the Building at least twenty (20) days before delinquency and shall promptly provide Lessor with proof of each such payment.

               (1) Real Property Taxes Defined. "Real Property Taxes" shall mean all taxes, assessments (general and special) and other impositions or charges which may be taxed, charged, levied, assessed or imposed upon all or any portion of, or in relation to the Property or the Building (other than estate, inheritance, net income or franchise taxes).

               (2) Statement of Real Property Taxes. No later than 30 days prior to the Commencement Date, Lessor shall deliver to Lessee a copy of the statement from the taxing authority for Real Property Taxes for the fiscal year in which the Commencement Date occurs.

        Within 10 business days after Lessor's receipt of a statement from the taxing authority for Real Property Taxes for each Lease Year following the Lease Year in which the Commencement Date occurs, Lessor shall deliver the original of such statement to Lessee. Lessee shall pay the Real Property Taxes for each Lease Year, based upon such statements, in as many installments as Lessor is permitted to pay Real Property Taxes for such Lease Year, and Lessee shall pay each such installment to the taxing authority no later than twenty (20) days prior to delinquency. If any lender which holds a mortgage or deed of trust against the Property requires the periodic payment of reserves for Real Property Taxes, Lessee shall pay to Lessor the amount of the required installments for reserves no less than 5 business days prior to each installment due date. Lessor will use its reasonable best efforts to persuade any such lender to waive the reserve requirement.

              (3) Reconciliation of Real Property Taxes. If, after Lessee shall have made a payment of Additional Rental under this Section 42(b), Lessor shall receive a refund of any Real Property Taxes payable during any Lease Year on which such payment shall have been based, as a result of a reduction of Real Property Taxes by final determination of legal proceedings, settlement or otherwise, Lessor shall, within 10 days of receiving such refund, pay to Lessee such refund.

43.     Construction; Substantial Completion.

        (a) Construction of Building and Premises. Lessor shall be responsible for construction of the Building and the payment of all the costs of construction. The Building shall be a concrete, two-story, tilt wall building containing approximately 83,000 square feet. The general specifications for the Building are outlined on Exhibit C attached. Included within the general specifications for the Building are 400 feet of skylights. Lessee may require more than 400 feet of skylights in the Building, provided that Lessor is able to secure the necessary building permits. However, Lessor shall not be required to pay for more than 400 feet of skylights and any increased cost attributable to additional skylights shall be included within the Leasehold Improvements (defined below). Lessor shall also be responsible for construction of all site improvements required for the Building and for all landscaping and for paying the entire cost thereof. Lessor shall also be responsible for finishing the interior of the Premises (herein "Leasehold Improvements") and for payment of the costs thereof to a maximum of $75,000 plus $32.10 per square foot of the Premises (inclusive of sales tax and the costs of permits, but exclusive of the costs of plans and specifications) and reduced by one-half of the actual cost to construct the temporary water tank required by the City of Redmond as a condition to issuance of a building permit for the Building; provided, however, that such reduction on account of the water tank shall not exceed $62,500.00 ("Lessee's Improvement Allowance"). Construction of the Building and the site improvements, installation of the landscaping and construction of the Leasehold Improvements shall be done in a good and workmanlike manner and in accordance with the final plans and specifications provided for herein and in accordance with all applicable laws, rules, regulations and ordinances. Lessor will by the date of substantial completion of the Building or as soon thereafter as reasonably possible, provide to Lessee reasonably acceptable evidence of the cost of construction of the temporary water tank. Lessor agrees to pay Lessee one-half of any amount realized by Lessor from the sale of the water tank (or any component parts thereof) after deducting any costs incurred by Lessor in realizing such amount, such payment to Lessee to be made promptly upon receipt of such amount by Lessor.

        (b) Preparation and Approval of Plans and Specifications for Building and Property. At the request of Lessor, Lance Mueller & Associates, Inc., ("Architect") has prepared preliminary plans and specifications dated September 13, 1990, Revision 3, November, 1990, for the Building and the landscaping and other site improvements (including parking) on the Property (the "Preliminary Plans"). The Preliminary Plans have been submitted as design review documents to the City of Redmond (File #SPR-90-66) and copies thereof are attached hereto as Exhibit E. Lessee has approved the Preliminary Plans. When the City of Redmond has completed its review and has given design review approval Lessor will proceed as quickly as reasonably possible to prepare final plans and specifications for the Building and the landscaping and other site improvements (including parking) on the Property. The final plans and specifications shall include the skylights requested by Lessee provided that the Architect believes the same are structurally feasible. The final plans and specifications shall be submitted to Lessee for approval, but so long as there is no material deviation from the Preliminary Plans, Lessee's approval shall be required and shall be promptly given in writing. If there are material changes so that Lessee's approval is required, it shall not be unreasonably withheld, delayed, or conditioned and shall be deemed to have been given if Lessee does not disapprove the final plans and specifications within ten (10) business days after submittal.

        (c) Preparation of Plans and Specifications for Leasehold Improvements. Lessor shall be responsible for payment of the costs of designing the Leasehold Improvements (the "Design Costs") up to a maximum of $0.75 per square foot of the Building (the "Design Allowance"). If the Design Costs exceed the Design Allowance, the excess shall be paid by Lessee when the costs are due and payable. The Design Costs shall include the costs of space planning through the preparation of final plans and specifications for the Leasehold Improvements. Lessee shall work with a space planner or architect reasonably acceptable to Lessor to develop a space plan and plans and specifications for the Leasehold Improvements. From the space plan such architect or space planner (or another architect or space planner reasonably acceptable to Lessor) shall prepare plans and specifications for the Leasehold Improvements which fairly incorporate the space plan. Lessee may require revisions to the plans and specifications prior to finalization and shall be given reasonable time for "value engineering", but Lessee agrees to act in a commercially reasonable manner in doing so and to not delay the preparation of final plans and specifications for the Leasehold Improvements beyond a date when construction of the Leasehold Improvements must commence in order for Lessor to meet the construction schedule set out below.

        (d) Construction Contract. Lessor will enter into a construction contract for construction of the Building and the Leasehold Improvements with a contractor or contractors who shall be from a list of contractors approved by Lessee, which approval shall not be unreasonably withheld, delayed, or conditioned. If required by Tenant, the final plans and specifications for the Leasehold Improvements shall be submitted for bid to at least three contractors from the approved list of contractors. Lessor shall provide copies of the bids to Lessee and Lessee may discuss the bids with such contractors so long as Lessee acts reasonably. Lessor will keep Lessee informed as to the bidding and contracting process. Lessor will award the construction contract for the Leasehold Improvements to the lowest bidder unless directed otherwise by Lessee. Each construction contract shall identify by line item breakdown, the entire construction cost of the Building and the Leasehold Improvements, separately designated and identified including the additional cost attributable to more than 400 feet in skylights. Each construction contract shall include a guaranteed maximum price, subject to increases only for the matters recited in the AIA form general construction contract and change orders initiated or approved by Lessee. If the construction cost of the Leasehold Improvements, as set out in the construction contract, including any increases resulting from change orders initiated or approved by Lessee in writing, exceeds Lessee's Improvement Allowance, Lessor shall pay the excess to the contractor as and when due and Lessee shall be responsible for reimbursement to Lessor of the excess


                              [Graphics Omitted of:

             Network/Evans Conceptual Site Grading and Utility Plan
                  Redmond East Business Campus (Evans Property)
                          Redmond East (Evans Property)
                 Redmond East Business Campus (Evans Property)]


(herein "Lessee's Share"). Lessee shall have the option to pay all or a portion of Lessee's Share in cash on the Commencement Date or to increase the Basic Rental payable under this Lease by $0.008 per square foot for each $0.50 per square foot of the cost of the Leasehold Improvements above Lessee's Improvement Allowance if and to the extent not paid in cash on the Commencement Date. If the construction cost for the Leasehold Improvements as set out in the construction contract, including any increases for change orders initiated or approved by Lessee, is less than Lessee's Improvement Allowance, the difference will be paid by Lessor to Lessee in cash on the Commencement Date (or as soon thereafter as the amount due can be calculated with certainty).

        (e) Substantial Completion. Construction of the Building and the Leasehold Improvements shall be deemed substantially completed when: (1) the supervising architect has executed a certificate to Lessor and Lessee certifying that the Building and the Leasehold Improvements have been substantially completed in accordance with the final plans and specifications, and (2) the appropriate governmental authority has issued a certificate of occupancy for the Premises, and (3) the landscaping of the Property has been substantially completed in accordance with landscaping plans approved by Lessee (unless landscaping cannot then be completed because of weather conditions in which case it shall be completed as soon as reasonably possible). Lessor shall give Lessee at least 30 days' prior written notice of the date Lessor anticipates that the Building and the Leasehold Improvements will be substantially completed. Within 5 business days thereafter, Lessor, the contractor, Lessee and the supervising architect will jointly conduct an inspection of the Premises and create a punchlist of items to be completed by Lessor. Lessor shall cause the punchlist items to be completed as soon as reasonably possible. Final completion shall be evidenced by a certificate of final completion to Lessor and Lessee executed by the supervising architect.

        (f) Commencement and Completion. Lessor agrees to commence construction of the Building as soon as Lessor obtains the necessary permits from the City of Redmond, Washington, permitting it to commence construction. Lessor agrees to use its reasonable best efforts to obtain the permits as soon as possible. If Lessor has not obtained clearing and grading permits for the Building by July 15, 1991, Lessee may at its option terminate this Lease by giving Lessor written notice by no later than July 31, 1991. If Lessee does not elect to terminate this Lease Lessor shall continue to use its reasonable best efforts to obtain the building permits as soon as possible. If Lessor has not obtained the building permits necessary for construction of the Building by September 15, 1991 (unless prevented for reasons beyond Lessor's reasonable control) Lessee may, at its option, terminate this lease by giving written notice to Lessor by no later than October 1, 1991. If Lessor was prevented from obtaining such building permits for reasons beyond Lessor's reasonable control or if Lessee does not exercise its option to terminate this Lease, Lessor shall continue to use its reasonable best efforts to obtain such building permits as soon as possible. If, however, despite its reasonable best efforts Lessor has not obtained such building permits by December 15, 1991, either Lessor or Lessee may terminate this Lease by written notice to the other given by December 31, 1991. After construction has commenced, Lessor will diligently and continuously proceed with construction and agrees to substantially complete construction of the Building and the Leasehold Improvements within one hundred thirty-five (135) days after the necessary building permits have been issued by the City of Redmond. If construction of the Building and the Leasehold Improvements is not substantially completed within said one hundred thirty-five (135) day period, Lessor shall continue to diligently proceed with construction and agrees to pay to Lessee, within ten (10) business days after Lessee's request and submittal of paid receipts, any and all temporary occupancy costs reasonably incurred by Lessee as a result of construction of the Building and Leasehold Improvements not being substantially completed within said one hundred thirty-five (135) day period. Such costs shall include, without limitation, moving costs associated with moving to temporary space and rental (including minimum rent, additional rent, and holdover rent) in excess of the Basic Rental and a reasonable estimate of Additional Rental that would have been payable under this Lease for the same period. In any event, if the Building and Leasehold Improvements are not substantially completed for any reason, including events force majeure within two hundred seventy (270) days after the necessary building permits have been first issued, Lessee shall have the right, by irrevocable written notice to Lessor to terminate this Lease. Upon such termination, (except for any unpaid temporary occupancy costs incurred up to the date of termination) neither Lessor nor Lessee shall have any further rights or obligations hereunder. In addition, if at any time it reasonably appears to Lessee and the supervising architect that construction is not progressing with sufficient speed to substantially complete within said two hundred seventy (270) day period, Lessee may give Lessor written notice thereof. If within thirty (30) days of such notice Lessor does not take action which, in the good faith opinion of the supervising architect, will permit construction to be substantially completed by that deadline, Lessee may terminate this Lease by irrevocable written notice to Lessor. Except for the payment of temporary occupancy costs as provided above (which obligation shall cease to accrue on the date this Lease is terminated), termination of this Lease shall be Lessee's sole and exclusive remedy for failure to proceed with or complete construction (unless Lessor has failed or refused to use its reasonable best efforts). Notwithstanding the foregoing, the time limits for completion of construction set out above shall be extended to accommodate the delay caused by change orders initiated or approved by Lessee.

        (g) Measurement of Premises. Lessor and Lessee acknowledge and agree that the precise square foot area of the Building cannot be determined until such time as the Building is substantially completed. Upon the substantial completion of the Building, Lessor and Lessee shall, at Lessor's expense, determine the precise square feet of rentable area of the Building using the BOMA standard of measurement except that the rentable area of the second floor of the Building shall be reduced by vertical penetrations as defined in the BOMA standards. However, no more than 400 square feet of skylights or lightwells shall be considered as vertical penetrations. Upon such determination, Lessor and Lessee shall execute a certificate setting forth such area and based upon such area, the Basic Rental payable under Section 5 hereof and Lessee's Improvement Allowance under this Section 43. If Lessor and Lessee fail to agree upon such area within 30 days after the substantial completion of the Building, such area shall be determined by binding arbitration pursuant to Section 54 hereof. Until such determination is made, the amount by which Lessor's determination of Basic Rental exceeds Lessee's determination shall be deposited into an escrow and disbursed in accordance with the decision of the arbitrator. Any reference in this Lease to "square feet" shall mean the "rentable area" as defined in the BOMA American National Standard (ANSI Z65-1-1980) ("BOMA") with the exclusion of second floor vertical penetrations as set out above.

        (h) Correction of Lessor's Work. Lessor shall promptly correct all defects in the Building and the interior of the Premises and all failures of construction to conform to the final plans and specifications, which defects or nonconformities are discovered before or within one year after the Commencement Date. Lessor shall bear all costs of correcting such work. Lessor and Lessee shall each give the other prompt written notice after discovering the existence of any such defects or nonconformities in such work.

44. Parking. Lessor grants to Lessee, and its agents, employees, suppliers, customers, invitees, and licensees a non-exclusive license to use the designated parking areas on the Property. Lessor agrees during the term of this Lease to provide parking on the Property for no less than two hundred forty-seven (247) vehicles.

45. Damage or Destruction. Supplementing Section 21 hereof, if in Lessor's reasonable estimation the Premises cannot be restored within 12 months following any damage or destruction, (including the unavailability of insurance proceeds) Lessor shall immediately notify Lessee thereof in writing and Lessee may terminate this Lease by delivering irrevocable written notice to Lessor within 30 days of its receipt of Lessor's notice. If Lessor does not or is not permitted to terminate this Lease, and if in Lessor's reasonable estimation the Premises can be restored within 12 months, then Lessor shall commence to restore the Premises and the Building in compliance with then-existing laws, and shall complete such restoration with due diligence. In such event, this Lease shall remain in full force and effect, but there shall be an abatement of rent between the date of destruction and the date restoration is completed, based on the extent to which the destruction interferes, in the determination of Lessor and Lessee, with the use of the Premises for Lessee's normal business operations. If Lessor and Lessee fail within 30 days of the date of the casualty to agree upon the extent to which rent shall be abated, then the determination thereof shall be submitted to binding arbitration pursuant to Section 54 of this Lease, and until such determination is made, any excess in the rent claimed by Lessor over that claimed by Lessee shall be deposited into an escrow and after such determination is made, disbursed in accordance with the decision of the arbitrator. The foregoing notwithstanding, if Lessor elects to restore the Premises but fails to complete the restoration within 12 months of the date of the casualty, Lessee may terminate this Lease by giving Lessor irrevocable written notice of termination within 20 days after the expiration of such 12 month period. Notwithstanding anything contained in this Section 45 to the contrary, either Lessor or Lessee may terminate this Lease by written notice given within 30 days after any damage or destruction occurring during the last 12 months of the Lease term or any renewal term.

46. Lessee's Right to Contest Liens. Supplementing Section 22 hereof, Lessee shall have the right to contest the validity of any lien, tax or assessment which Lessee is required to bear, pay and discharge hereunder by appropriate legal proceedings, provided that Lessee, before instituting any such contest,
(a) gives Lessor written notice of its intention to contest such lien, tax or assessment, and (b) pays such lien, tax or assessment in full under protest or posts with Lessor such bond as Lessor may reasonably deem appropriate to protect Lessor and the Premises or Property against the nonpayment of such lien, tax or assessment (including interest, penalties and attorneys' fees). Lessor agrees to cooperate with Lessee in good faith during the course of such contest, at Lessee's cost and expense. Lessee shall diligently prosecute any such contest, at all times effectually stay or prevent any official or judicial sale therefor under any execution or otherwise, and pay any final judgment enforcing the tax or assessment so contested and thereafter promptly procure record satisfaction thereof.

47. Indemnity by Lessee and Lessor. Supplementing Section 23 hereof, Lessee shall indemnify and hold Lessor harmless from all damages arising out of (a) any damage to any person or property occurring in, or about the Premises, (b) Lessee's use of the Premises, or (c) Lessee's breach of the terms of this Lease, except to the extent any of the foregoing is due to the negligence or wilful misconduct of Lessor or Lessor's agents, employees, invitees, licensees or contractors. Lessor shall indemnify, defend, and hold Lessee harmless from all damages arising out of: (a) negligence or willful misconduct of Lessor or Lessor's agents, employees, invitees, licensees, or contractors including, without limitation, damage to any person or property, and (b) Lessor's breach of any of the terms of this Lease (except as otherwise limited herein).

       Notwithstanding the foregoing, in the event of the concurrent negligence of Lessee, its agents, employees, sublessees, invitees, licensees or contractors, on the one hand, and that of Lessor, its partners, directors, officers, agents, employees, invitees, licensees or contractors, on the other hand, which concurrent negligence results in injury or damage to persons or property and relates to the construction, alteration, repair, addition to, subtraction from, improvement to or maintenance of the Premises, Lessee's and Lessor's obligation to indemnify the other as set forth in this Section shall be limited to the extent of Lessee's or Lessor's (as the case may be) negligence and that of its agents, employees, lessee's, sublessees, invitees, licensees or contractors and shall include Lessee's or Lessor's (as the case may be) proportional share of costs, reasonable attorneys' fees, and expenses incurred in connection with any claim, action or proceeding brought with respect to such injury or damage.

48.     Default; Remedies.

        (a) Default by Lessor. Supplementing Section 24 hereof, the occurrence of the following shall constitute a default by Lessor: a failure to perform any provision of this Lease within 30 days after written notice of default from Lessee, or, if such performance cannot reasonably be completed within 30 days, within a reasonable period of time, provided Lessor is diligently pursuing performance to completion.

        (b) Remedies of Lessee. Without limiting Lessee's rights under Section 43(f), Lessee shall have the following remedy if Lessor is in default: Lessee may at its option pay any sum or perform any act on Lessor's part to be paid or performed under this Lease. Lessor shall, within 5 business days after receiving a written statement therefor, refund to Lessee the amount of any such payment made or any such expense incurred by Lessee on account of Lessor's default, together with interest thereon at the rate of fifteen (15%) per annum from the date Lessee makes such expenditure.

49. Subordination of Lessee's Interest. Subject to the provisions of this Section, at the election of Lessor or any mortgagee or any beneficiary of a deed of trust with a lien on the Premises, this Lease shall be subject and subordinate at all times to the lien of any mortgage or deed of trust which may now exist or hereafter be executed for which the Premises is specified as security. In the event that any such mortgage or deed of trust is foreclosed, or a conveyance in lieu of foreclosure is made for any reason, Lessee shall, notwithstanding any subordination, attorn to and become the Lessee of the successor in interest to Lessor, at the option of such successor in interest, provided that Lessee shall not so subordinate or attorn unless such successor in interest shall have delivered to Lessee an agreement, in recordable form, whereby such successor agrees not to disturb Lessee's possession and occupancy (so long as Lessee is not in default hereunder) and agrees to perform all of Lessor's obligations hereunder and recognize all Lessee's rights hereunder during the term of such successor's ownership of the Building. Lessor agrees that it will not cause the Property to be encumbered by a mortgage or deed of trust unless the holder thereof agrees to give Lessee a non-disturbance agreement in the form typically required by institutional first mortgage lenders.

50. Right of First Refusal to Lease Building No. 19. On the map attached as Exhibit B, there is shown adjacent to the Property to the south the location of proposed Building No. 19 which is to contain between 50,000 and 80,000 square feet and which is to be located on a portion of the real property legally, described on Exhibit A attached (such portion to be configured generally as shown on Exhibit B and referred to herein as the "Building 19 Property"). The Building 19 Property includes approximately 101,074 square feet of land area. One of the reasons Lessee is entering into this Lease with Lessor is because Lessee may wish to lease all or a portion of Building No. 19 from Lessor. During the term of this Lease, Lessor will give Lessee prior written notice if Lessor intends to accept an offer to enter into a lease with respect to all or any portion of Building No. 19, which notice shall describe the size and location of the area to be leased, the economic terms of any such lease and the expected commencement date. Lessor will not accept any such third party offer prior to Commencement Date of this Lease. If during the initial term of this Lease, Lessee wishes to lease such space in Building No. 19 on the economic terms and the expected commencement date set out in such notice, it shall, within ten (10) business days after receipt of such notice, notify Lessor in writing. Lessor and Lessee shall then enter into a lease for the area described in Lessor's notice to Lessee which shall incorporate such economic terms and commencement date and shall otherwise be in the form of this Lease. If Lessee does not exercise this right of first refusal with respect to such space in Building No. 19, such right of first refusal shall terminate as to such space until the expiration of the lease for such space between Lessor and such third party and shall continue with respect to any other space in Building No. 19. If Lessee does not exercise its right of first refusal with respect to such space, and if Lessor fails to enter into a lease for such space with such third party within ninety (90) days after the date of Lessor's notice to Lessee offering such space, Lessee's right of first refusal shall continue in full force with respect to such space. Nothing in this section is intended or shall be constructed to obligate Lessor to build Building 19.

51. [INTENTIONALLY DELETED]

52. Brokers. At the signing of this Lease, Evergreen Management Company ("Broker") represented Lessee. Each party signing this document confirms that prior oral and/or written disclosure of agency was provided to it in this transaction by the Broker.

        Lessor agrees to pay any and all commissions due to the Broker in conjunction with this transaction, subject to this Lease not being terminated prior to the Commencement Date. Lessor and Lessee each represent to the other that there are no other brokers or selling/leasing agents involved in this transaction other than the Broker, and shall indemnify, defend, and hold each other harmless from and against any breach of this representation.

53. Hazardous Substances. Lessor represents and warrants to Lessee that as of the date hereof and as of the Commencement Date (a) it has not received notification of any kind from any regulatory agency stating that the Property is or may be targeted for a federal or state Hazardous Substances cleanup or may be contaminated with any Hazardous Substances, and (b) Lessor has no actual knowledge of a release of any Hazardous Substances on the Property. "Hazardous Substances" shall mean any substances designated as, or containing components designated as, hazardous, dangerous, toxic or harmful or which are subject to regulation by any federal, state or local law, regulation, statute or ordinance.

        Lessor shall indemnify, defend, and hold Lessee harmless from and against any and all loss, damage, claims, penalties, liabilities, suits, costs and expenses (including, without limitation, reasonable attorneys' fees and also including, without limitation, cost of remedial action or cleanup), suffered or incurred by Lessee arising out of or related to the use, disposal, transportation, generation or sale of Hazardous Substances in or about the Property or the breach of the above representation, including, without limitation, any such matter suffered or incurred arising out of the matters described in the Level I Site Assessment for the "Evans Property" prepared for Network Real Estate Services (W-6661) by Rittenhouse Zeman dated February, 1990. This indemnity shall not apply to Hazardous Substances which are placed on, under or in the Property by Lessee, its employees, agents, licensees, contractors or invitees or Hazardous Substances which are placed on, under or in the Property after the Commencement Date and before Lessee vacates the Premises (unless placed on, under, or in the Property by Lessor, its employees, agents, contractors, licensees or invitees), and Lessee shall hold harmless, protect, indemnify and defend Lessor with respect thereto. Lessee covenants and agrees with Lessor that Lessee will not permit the use of any Hazardous Substance in connection with any of its activities on the Property except in strict accordance with all the requirements of all applicable laws, rules, regulations and ordinances, and Lessee agrees to hold harmless, protect, indemnify and defend Lessor with respect to any breach of this covenant and agreement.

54. Arbitration. If Lessor and Lessee cannot mutually agree upon (1) Operating Expenses pursuant to Section 42(a) hereof, or (2) the actual rentable square foot area of the Building or any portion thereof pursuant to Section 43(g) hereof, or (3) the extent to which the rent shall be abated under Section 45 hereof, or (4) the market rental under Section 56 hereof, then the determination shall be submitted to binding arbitration upon the written demand of either party delivered to the other party. Such arbitration shall be conducted in accordance with the commercial arbitration rules or the real estate valuation rules, as appropriate, of the American Arbitration Association then in effect and judgment upon the award may be entered in any court having jurisdiction. The costs and expenses of the arbitration shall be divided equally between Lessor and Lessee.

55. Lessor's Representations, Warranties and Covenants. Lessor represents, warrants and covenants to Lessee that: (a) as of the date the Building and the Leasehold Improvements are substantially completed, all persons and entities supplying labor, materials and equipment to the Premises, Building or Property will be paid when due, and there shall be no claims of liens affecting the Premises, Building or Property; (b) as of the Commencement Date, the Premises, Building and Property do not and shall not, to the best of Lessor's actual knowledge after reasonable inquiry, violate any applicable building or zoning ordinances; (c) as of the Commencement Date, no assessments for public improvements will have been made against the Premises, Building or Property which are delinquent; (d) Lessor has good right and full power to execute and enter into this Lease; (e) as of the commencement of construction Lessor will be the sole owner in fee of the Property and as of the Commencement Date, Lessor will be the sole owner in fee of the Building 19 Property; (f) as of the Commencement Date, the Property and the Building 19 Property will each be a separate legal lot or parcel and will be properly subdivided, platted, designated, and zoned so as to permit the uses of the Property and the Building 19 Property contemplated by this Lease. Upon the Property and the Building 19 Property being properly subdivided, the parties agree to substitute for Exhibit A separate legal descriptions of the Property and the Building 19 Property. Lessor warrants and represents to Lessee that as of the date hereof Lessor (either by itself or through an affiliate whose interests are freely assignable to Lessor) holds an enforceable right to purchase the Property and the Building 19 Property. Lessor agrees that it will keep its right to purchase the Property and the Building 19 Property in good standing and in full force and effect and that it will take all necessary steps to close the purchase of the Property and the Building 19 Property in sufficient time to perform all its obligations hereunder. On or before the commencement of construction Lessor shall deliver to Lessee a copy of the recorded deed and the owner's title insurance policy showing that Lessor is vested in title to the Property and by the Commencement Date Lessor shall deliver to Lessee a copy of the recorded deed and the owner's title insurance policy showing that Lessor is vested in title to the Building 19 Property.

56. Renewal Option. Lessee shall have the option to renew this Lease for an additional period of 5 years ("Renewal Term") on all the terms and conditions of this Lease, except that the Basic Rental shall be adjusted to ninety-five percent (95%) of the then current market rent, but in no event less than $0.92 per square foot of the Premises. In determining market rent, the rental value for tenant improvements that are installed and paid for by Lessee or that installed by Lessor and paid for by Lessee shall not be included. In order to exercise its option to renew, Lessee shall deliver to Lessor written notice of its election to renew at least 180 days prior to the expiration of the initial term. If Lessor and Lessee cannot agree on market rent within sixty (60) days after the date of such notice, market rent shall be established by arbitration pursuant to Section 54 hereof. If at the Commencement Date of the Renewal Term, the amount of Basic Rental payable during the Renewal Term shall not have been determined, pending such determination Lessee shall pay to Lessor the Basic Rental last payable before the Renewal Term commenced.

        Prior to commencement of the Renewal Term, Lessor shall, upon Lessee's written request and at Lessor's cost and expense, repaint the interior walls and ceilings of the Premises and recarpet the floors of the Premises.

57. Financial Information. Upon request from Lessor, Lessee agrees to provide such financial statements and other financial information concerning Lessee as may be reasonably required by any institutional lender to whom Lessor is applying for financing on the Property.

58. Construction of Rider. If there is any conflict or discrepancy between the provisions of this Rider and the provisions of the printed lease form to which this Rider is attached, the provisions of this Rider shall prevail.

59. Submission of Lease. Lessor and Lessee agree that this Lease shall not bind Lessor and Lessee until (a) Lessor has executed, acknowledge, and delivered originals of this Lease to Lessee, and (b) Lessee has duly executed and delivered one of such of originals to Lessor. The foregoing notwithstanding, this Lease shall be voidable by written notice from either party if the events described in items (a), and (b) of this Section do not occur on or before May 21, 1991.

60. Assignment and Subletting. Supplementing Section 20 hereof, any assignment or transfer of this Lease and any encumbrance or subletting in whole or in part of the Premises by Lessee by operation of law or otherwise shall not be permitted without Lessor's prior written consent, which shall not be unreasonably withheld, conditioned, or delayed. If Lessee requests that Lessor consent to any assignment, transfer, encumbrance or subletting of all or any part of the Premises, Lessee shall pay Lessor's reasonable attorneys' fees incurred in connection with such request, not to exceed $500 for each request. Fifty percent (50%) of the amount by which any rental or other compensation or consideration payable to Lessee with respect to any such assignment or subletting exceeds (after deducting the reasonable out of pocket costs incurred by Lessee in effecting such assignment or subletting including, without limitation, commission, alteration costs, and legal fees) the Basic Rental and Additional Rental payable to Lessor under this Lease (with respect to the portion of the Premises which is sublet or assigned) shall be payable to Lessor and shall be deemed to have increased the Basic Rental due hereunder until the expiration of the sublease.

        The restrictions on transfer of stock set out in Section 20 hereof shall not apply to corporations, the stock of which is traded through an exchange or over-the-counter. Anything contained herein to the contrary notwithstanding, Lessor hereby consents to an assignment of this Lease or subletting of all or part of the Premises to: (a) the parent of Lessee or the parent of such parent or to a wholly owned subsidiary of Lessee or of such parent or the parent of such parent; (b) any corporation in whom or with which Lessee may be merged or consolidated, provided that the net worth of the resulting corporation is at least equal to the greater of (1) the net worth of Lessee on the date hereof, or
(2) the net worth of Lessee immediately prior to such merger or consolidation; or (c) any entity to whom Lessee sells all or substantially all of its assets, provided that such entity expressly assumes all Lessee's obligations hereunder.

        No assignment or subletting shall relieve Lessee of any of its obligations under this Lease and Lessee shall continue to be primarily liable therefor.

                                  END OF RIDER